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                                                                  EXHIBIT 10.22

TALON LOGO
  TALON
AUTOMOTIVE                                                  900 Wilshire Drive
 GROUP LLC                                                  Suite 203
                                                            Troy, Michigan 48084
                                                            (810) 362-7600
                                  CONFIDENTIAL              Fax: (810) 362-7617

                                   MEMORANDUM

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TO:               DAVID J. WOODWARD

FROM:             DEL STANLEY

DATE:             FEBRUARY 6, 1996

RE:               SEVERANCE AGREEMENT
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This is to advise you that if you were to be terminated without cause, the Talon
Automotive Group ("the Company") will pay you at least one (1) year's base salary as severance pay. This pay will be in full satisfaction of all claims against the Company, except for payments which may be due from the Company's deferred compensation program. Any amounts are contingent upon your executing a satisfactory release of any and all claims against the Company and is payable in twelve (12) equal consecutive installments following the date of execution of the release, less all applicable federal, state and local taxes.

DOS/apt